MASTER SERVICER'S CERTIFICATE
(Delivered pursuant to Section 4.9
of the Master Sale and Servicing Agreement)

HOUSEHOLD FINANCE CORPORATION,
Master Servicer
HOUSEHOLD AUTO RECEIVABLES CORPORATION

HOUSEHOLD AUTOMOBILE REVOLVING TRUST I
Class A, B-1, B-2 and C Notes, Series 1998-1

1. This Certificate relates to the Distribution Date occurring on	November 17, 2000

2. Series 1998-1 Information

(a) The amount of Collected Funds with respect to the Collection Period was equal to	$19,968,490.36

(b) The amount of Available Funds with respect to the Collection Period was equal to	$19,968,490.36

(c) The Liquidated Receivables for the Collection Period was equal to	$5,654,156.15

(d) Net Liquidation Proceeds for the Collection Period was equal to	$2,538,436.24
(i) The annualized net default rate	10.620929%

(e) The principal balance of Series 1998-1 Receivables at the beginning
of the Collection Period was equal to	$360,747,322.08

(f) The principal balance of Series 1998-1 Receivables on the last day
of the Collection Period was equal to	$343,308,591.21

(g) The aggregate outstanding balance of the Series 1998-1 Receivables which were one payment (1-29 days) delinquent as of the close of business on the last day of the
Collection Period with respect to such Distribution Date was equal to	$31,501,000.00

(h) The aggregate outstanding balance of the Series 1998-1 Receivables which were two payments (30-59 days) delinquent as of the close of business on the last day of the
Collection Period with respect to such Distribution Date was equal to	$7,263,000.00

(i) The aggregate outstanding balance of the Series 1998-1 Receivables which were three or more payments (60+ days) delinquent as of the close of business on the last day of the
Collection Period with respect to such Distribution Date was equal to	$3,907,000.00

(j) The Base Servicing Fee paid on the Distribution Date was equal to	$901,868.31

(k) The Principal Distributable Amount for the Distribution Date was equal to	$15,040,905.38

(l) The Principal Amount Available for the Distribution Date was equal to	$17,934,319.64

(m) The Aggregate Note Principal Balance was equal to	$327,695,060.55

(n) The Aggregate Optimal Note Balance was equal to	$312,654,155.17

(o) The Targeted Credit Enhancement Amount was equal to	$47,204,931.29

(p) The Targeted Reserve Account Balance was equal to	$16,550,495.25

(q) The Targeted Credit Enhancement Amount as a percentage of the Pool
Balance on the Distribution Date was equal to	13.750000%

(r) The Reserve Account Deposit Amount for the Distribution Date	$0.00

(s) The Maximum Reserve Account Deposit Amount for the Distribution Date	$440,787.13

(t) The Reserve Account Shortfall for the Distribution Date	$0.00

(u) The amount on deposit in the Reserve Account after distributions was equal to	$16,550,495.25

(v) The amount on deposit in the Reserve Account as a percentage of the Pool
Balance on the Distribution Date was equal to	4.820880%

(w) The Targeted Overcollateralization Amount was equal to	$30,654,436.04

(x) The ending overcollateralization was equal to	$30,654,436.03

(y) The ending overcollateralization as a percentage of the Pool Balance on the
Distribution Date was equal to	8.929120%

(z) The notional amount of the Interest Rate Cap was equal to	$173,171,720.99

(aa) Payments received under the Interest Rate Cap were equal to	$54,801.63

(ab) Libor Rate used in determining payments received under the Interest Rate Cap was
equal to	6.617500%

(ac) The Weighed Average Coupon (WAC) was equal to	19.482000%

(ad) The Weighed Average Remaining Maturity (WAM) was equal to	34

3. Noteholder Information
(a) Class A-1
A. Information Regarding Distributions
B. Calculation of Class A-1 Interest	0.000000%
1. Class A-1 related Note Rate	5.330000%
2. Class A-1 principal balance - beginning of period	$0.00
3. Accrual convention	Actual/360
4. Days in Interest Period	31

5. Class A-1 interest due	$0.00
6. Class A-1 interest paid	$0.00
7. Class A Interest Carryover Shortfall with respect to Class A-1	$0.00
8. Class A-1 unpaid interest with respect to the Distribution Date	$0.00

C. Calculation of Class A-1 principal balance
1. Class A-1 principal balance - beginning of period	$0.00
2. Class A-1 principal - amount due	$0.00
3. Class A-1 principal - amount paid	$0.00
4. Class A-1 principal balance - end of period	$0.00
5. Class A Principal Carryover Shortfall with respect to Class A-1	$0.00
6. Class A-1 unpaid principal with respect to the Distribution Date	$0.00
7. Class A-1 Notes as a percentage of the Pool Balance on the Distribution Date	0.000000%
8. Total Class A Notes as a percentage of the Pool Balance on the Distribution Date	60.320880%

(b) Class A-2
A. Information Regarding Distributions
1. Total distribution per $1,000	$0.00
2. Principal distribution per $1,000	$0.00
3. Interest distribution per $1,000	$0.00

B. Calculation of Class A-2 Interest
1. Class A-2 related Note Rate	5.5140000%
2. Class A-2 principal balance - beginning of period	$0.00
3. Accrual convention	Actual/360
4. Days in Interest Period	31

5. Class A-2 interest due	$0.00
6. Class A-2 interest paid	$0.00
7. Class A Interest Carryover Shortfall with respect to Class A-2	$0.00
8. Class A-2 unpaid interest with respect to the Distribution Date	$0.00

C. Calculation of Class A-2 principal balance
1. Class A-2 principal balance - beginning of period	$0.00
2. Class A-2 principal - amount due	$0.00
3. Class A-2 principal - amount paid	$0.00
4. Class A-2 principal balance - end of period	$0.00
5. Class A Principal Carryover Shortfall with respect to Class A-2	$0.00
6. Class A-2 unpaid principal with respect to the Distribution Date	$0.00
7. Class A-2 Notes as a percentage of the Pool Balance on the Distribution Date	0.000000%
8. Total Class A Notes as a percentage of the Pool Balance on the Distribution Date	60.320880%

(c) Class A-3
A. Information Regarding Distributions
1. Total distribution per $1,000	$56.88
2. Principal distribution per $1,000	$52.95
3. Interest distribution per $1,000	$3.93

B. Calculation of Class A-3 Interest
1. Calculation of Class A-3 Note Rate
(a) Libor	6.617500%
(b) Spread	0.450000%
(c) Class A-3 related Note Rate	7.067500%

2. Class A-3 principal balance - beginning of period	$92,339,720.99
3. Accrual convention	Actual/360
4. Days in Interest Period	31

5. Class A-3 interest due	$561,970.56
6. Class A-3 interest paid	$561,970.56
7. Class A Interest Carryover Shortfall with respect to Class A-3	$0.00
8. Class A-3 unpaid interest with respect to the Distribution Date	$0.00

C. Calculation of Class A-3 principal balance
1. Class A-3 principal balance - beginning of period	$92,339,720.99
2. Class A-3 principal - amount due	$7,571,159.19
3. Class A-3 principal - amount paid	$7,571,159.19
4. Class A-3 principal balance - end of period	$84,768,561.80
5. Class A Principal Carryover Shortfall with respect to Class A-3	$0.00
6. Class A-3 unpaid principal with respect to the Distribution Date	$0.00
7. Class A-3 Notes as a percentage of the Pool Balance on the Distribution Date	24.691652%
8. Total Class A Notes as a percentage of the Pool Balance on the Distribution Date	60.320880%

(d) Class A-4
A. Information Regarding Distributions
1. Total distribution per $1,000	$6.12896
2. Principal distribution per $1,000	$0.00000
3. Interest distribution per $1,000	$6.12896

B. Calculation of Class A-4 Interest
1. Calculation of Class A-4 related Note Rate
(a) Libor	6.617500%
(b) Spread	0.500000%
(c) Class A-4 related Note Rate	7.117500%

2. Class A-4 principal balance - beginning of period	$80,832,000.00
3. Accrual convention	Actual/360
4. Days in Interest Period	31

5. Class A-4 interest due	$495,415.96
6. Class A-4 interest paid	$495,415.96
7. Class A Interest Carryover Shortfall with respect to Class A-4	$0.00
8. Class A-4 unpaid interest with respect to the Distribution Date	$0.00

C. Calculation of Class A-4 principal balance
1. Class A-4 principal balance - beginning of period	$80,832,000.00
2. Class A-4 principal - amount due	$0.00
3. Class A-4 principal - amount paid	$0.00
4. Class A-4 principal balance - end of period	$80,832,000.00
5. Class A Principal Carryover Shortfall with respect to Class A-4	$0.00
6. Class A-4 unpaid principal with respect to the Distribution Date	$0.00
7. Class A-4 Notes as a percentage of the Pool Balance on the Distribution Date	23.544998%
8. Total Class A Notes as a percentage of the Pool Balance on the Distribution Date	60.320880%

(e) Class A-5
A. Information Regarding Distributions
1. Total distribution per $1,000	$23.12589
2. Principal distribution per $1,000	$21.07336
3. Interest distribution per $1,000	$2.05253

B. Calculation of Class A-5 Interest
1. Class A-5 related Note Rate	5.650000%
2. Class A-5 principal balance - beginning of period	$43,593,538.01
3. Accrual convention	30/360
4. Days in Interest Period	31

4. Class A-5 interest due	$205,252.91
5. Class A-5 interest paid	$205,252.91
7. Class A Interest Carryover Shortfall with respect to Class A-5	$0.00
8. Class A-5 unpaid interest with respect to the Distribution Date	$0.00

C. Calculation of Class A-5 principal balance
1. Class A-5 principal balance - beginning of period	$43,593,538.01
2. Class A-5 principal - amount due	$2,107,336.44
3. Class A-5 principal - amount paid	$2,107,336.44
4. Class A-5 principal balance - end of period	$41,486,201.57
5. Class A-5 Principal Carryover Shortfall	$0.00
6. Class A-5 unpaid principal with respect to the Distribution Date	$0.00
7. Class A-5 Notes as a percentage of the Pool Balance on the Distribution Date	12.084231%
8. Total Class A Notes as a percentage of the Pool Balance on the Distribution Date	60.320880%

(f) Class B-1
A. Information Regarding Distributions
1. Total distribution per $1,000	$23.36202
2. Principal distribution per $1,000	$21.07336
3. Interest distribution per $1,000	$2.28866

B. Calculation of Class B-1 Interest
1. Class B-1 related Note Rate	6.300000%
2. Class B-1 principal balance - beginning of period	$43,289,678.65
3. Accrual convention	30/360
4. Days in Interest Period	31

4. Class B-1 interest due	$227,270.81
5. Class B-1 interest paid	$227,270.81
6. Class B-1 Interest Carryover Shortfall	$0.00
7. Class B-1 unpaid interest with respect to the Distribution Date	$0.00

C. Calculation of Class B-1 principal balance
1. Class B-1 principal balance - beginning of period	$43,289,678.65
2. Class B-1 principal - amount due	$2,092,647.71
3. Class B-1 principal - amount paid	$2,092,647.71
4. Class B-1 principal balance - end of period	$41,197,030.95
5. Class B-1 Principal Carryover Shortfall	$0.00
6. Class B-1 unpaid principal with respect to the Distribution Date	$0.00
7. Class B-1 Notes as a percentage of the Pool Balance on the Distribution Date	12.000000%
8. Class A and B-1 Notes as a percentage of the Pool Balance on the Distribution Date	72.320880%

(g) Class B-2
A. Information Regarding Distributions
1. Total distribution per $1,000	$23.39831
2. Principal distribution per $1,000	$21.07332
3. Interest distribution per $1,000	$2.32498

B. Calculation of Class B-2 Interest
1. Class B-2 related Note Rate	6.400000%
2. Class B-2 principal balance - beginning of period	$41,125,194.72
3. Accrual convention	30/360
4. Days in Interest Period	31

4. Class B-2 interest due	$219,334.37
5. Class B-2 interest paid	$219,334.37
6. Class B-2 Interest Carryover Shortfall	$0.00
7. Class B-2 unpaid interest with respect to the Distribution Date	$0.00

C. Calculation of Class B-2 principal balance
1. Class B-2 principal balance - beginning of period	$41,125,194.72
2. Class B-2 principal - amount due	$1,988,015.32
3. Class B-2 principal - amount paid	$1,988,015.32
4. Class B-2 principal balance - end of period	$39,137,179.40
5. Class B-2 Principal Carryover Shortfall	$0.00
6. Class B-2 unpaid principal with respect to the Distribution Date	$0.00
7. Class B-2 Notes as a percentage of the Pool Balance on the Distribution Date	11.400000%
8. Class A and B Notes as a percentage of the Pool Balance on the Distribution Date	83.720880%

(h) Class C
A. Information Regarding Distributions
1. Total distribution per $1,000	$23.43471
2. Principal distribution per $1,000	$21.07339
3. Interest distribution per $1,000	$2.36132

B. Calculation of Class C Interest
1. Class C related Note Rate	6.500000%
2. Class C principal balance - beginning of period	$26,514,928.18
3. Accrual convention	30/360
4. Days in Interest Period	31

4. Class C interest due	$143,622.53
5. Class C interest paid	$143,622.53
6. Class C Interest Carryover Shortfall	$0.00
7. Class C unpaid interest with respect to the Distribution Date	$0.00

C. Calculation of Class C principal balance
1. Class C principal balance - beginning of period	$26,514,928.18
2. Class C principal - amount due	$1,281,746.72
3. Class C principal - amount paid	$1,281,746.72
4. Class C principal balance - end of period	$25,233,181.46
5. Class C Principal Carryover Shortfall	$0.00
6. Class C unpaid principal with respect to the Distribution Date	$0.00
7. Class C Notes as a percentage of the Pool Balance on the Distribution Date	7.350000%
8. Class A, B and C Notes as a percentage of the Pool Balance on the Distribution Date	91.070880%